                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   __________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  June 3, 1998


                      HEALTH CARE PROPERTY INVESTORS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

Maryland                          1-8895                   33-0091377
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(State or Other          (Commission File Number)      (I.R.S. Employer
Jurisdiction of                                        Identification No.)
Incorporation)


       4675 MacArthur Court, 9th Floor, Newport Beach, California  92660
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              (Address of Principal Executive Offices) (Zip Code)

                                 (949) 221-0600
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
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MOPPRS (DEBT SECURITIES) OFFERING

     On June 18, 1997, Health Care Property Investors, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-29485) (the "Registration Statement"), as amended by Amendment No. 1 to the Registration Statement filed with the Commission on June 26, 1997, relating to the registration under the Securities Act of 1933, as amended, of up to $385,000,000 aggregate offering price of common stock, par value $1.00 per share, preferred stock, par value $1.00 per share, and/or unsecured debt securities of the Company, which Registration Statement was declared effective on June 27, 1997.

     On June 3, 1998, the Company entered into a purchase agreement (the "Purchase Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Montgomery Securities LLC and Salomon Brothers Inc, pursuant to which the Company agreed to issue and sell up to $200,000,000 aggregate principal amount of the Company's 6 7/8% MandatOry Par Put Remarketed Securities due June 8, 2015 (the "MOPPRS"). Each of the Purchase Agreement, an Officers' Certificate, the MOPPRS note and an opinion with respect to tax matters is attached hereto as an Exhibit.

Item 7.  Financial Statements and Exhibits.
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     (c) Exhibits.

     1.1 Purchase Agreement, dated June 3, 1998, among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Montgomery Securities LLC and Salomon Brothers Inc.

     4.1 Officers' Certificate pursuant to Section 301 of the Indenture dated as of September 1, 1993 between the Company and The Bank of New York, as Trustee, establishing a series of securities entitled "6 7/8% MandatOry Par Put Remarketed Securities due June 8, 2015."

     4.2  MOPPRS note described in Exhibit 4.1.

     8.1  Opinion re tax matters.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Dated:  July 20, 1998

                         HEALTH CARE PROPERTY INVESTORS, INC.


                         By:     /s/ Edward J. Henning
                             ----------------------------------
                                Name:  Edward J. Henning
                                Title:  Senior Vice President,
                                General Counsel and
                                Corporate Secretary

                                 EXHIBIT INDEX

1.1 Purchase Agreement, dated June 3, 1998, among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Montgomery Securities LLC and Salomon Brothers Inc.

4.1 Officers' Certificate pursuant to Section 301 of the Indenture dated as of September 1, 1993 between the Company and The Bank of New York, as Trustee, establishing a series of securities entitled "6 7/8% MandatOry Par Put Remarketed Securities due June 8, 2015."

4.2  MOPPRS note described in Exhibit 4.1.

8.1  Opinion re tax matters.